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                                                                    EHIBIT 10(d)


                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of April 12, 1995, between NAI TECHNOLOGIES, INC., a New York corporation (the "Company"), THE BANK OF NEW YORK, a New York banking corporation ("BNY"), and CHEMICAL BANK, a New York banking corporation ("Chemical"; each of Chemical and BNY shall hereinafter be referred as a "Holder" and together as the "Holders").

                                   RECITALS:

         The parties hereto are parties to an Amended and Restated Credit Agreement, dated as of April 12, 1995, among, inter alia, the Company and the Holders (the "Credit Agreement").

         Pursuant   to  the  Credit   Agreement,   the   Company   is   issuing,
contemporaneously therewith, to the Holders an aggregate of 250,000 shares of the Company's Shares (as hereinafter defined).

         THE PARTIES HERETO AGREE AS FOLLOWS:

         1. Certain Definitions. Capitalized terms used herein which are not otherwise defined herein and which are defined in, or by reference in, the Credit Agreement shall have the meanings given therein. For the purposes of this Agreement, the following terms shall have the following meanings:

         "Agreement" shall mean this Registration Rights Agreement, as the same may be amended, modified or supplemented from time to time.

         "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency then administering the Securities Act and the Exchange Act.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

         "Person" shall mean any natural person, corporation,  limited liability
company, business trust, joint venture,  association,  company,   partnership or
government, or agency or political subdivision thereof.

         "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and all other amendments and supplements to the prospec-

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tus, including any post-effective  amendments and all materials  incorporated by reference in the prospectus.

         "Registrable Securities" shall mean the 250,000 shares of Common Stock issued pursuant to the Credit Agreement and any securities issued in exchange for or substitution of any thereof or as a result of a stock split or as a dividend or other distribution in respect of any thereof. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been disposed of pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force (and the Holder thereof shall have received an opinion of independent counsel for the Company reasonably satisfactory to the Holder to the foregoing effects), or (iv) they shall have ceased to be outstanding.

         "Registration Expenses" shall mean all of the costs and expenses of each Registration hereunder, and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, National Association of Securities Dealers
(NASD) fees for review of underwriting agreements, printing expenses (including expenses of printing the Prospectus), messenger and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which the Shares are then listed or proposed to be listed, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or cold comfort letters required by or incident to such performance), Securities Act liabilities insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such Registration, reasonable fees and expenses of one counsel (who shall be selected by the Holders) for the Holders incurred in connection with each Registration hereunder and any reasonable out-of-pocket expenses of the Holders (or the agents who manage their accounts) excluding any travel costs and counsel fees except as set forth above (but not including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities).


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         "Registration  Statement"  shall have the meaning assigned to such term in Section 4(a) of this Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

         "Selling Holder" shall mean a Holder who is selling Registrable Securities pursuant to a Registration.

         "Shares" shall mean shares of the Company's authorized common stock, par value $.10 per share, as constituted on the Closing Date and any securities into which such shares may thereafter be changed.

         2. Piggyback Registration Rights.

         (a) Right to Piggyback. Subject to the last sentence of this subsection
    (a), whenever the Company proposes to register any Shares (or securities convertible into or exchangeable or exercisable for Shares) under the Securities Act for its own account or for the account of Persons exercising demand registration rights other than pursuant to Section 3 below, other than under a Registration Statement on Form S-4, Form S-8 or any successor form or filed in connection with an exchange offer or an offering of securities solely to the Company's existing employees or securityholders (a "Piggyback Registration"), the Company will give prompt written notice to all Holders of its intention to effect such a Registration and will use its best efforts, subject to Section 2(b) below, to include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 Business Days after receipt of the Company's notice. Except as may otherwise be provided in this Agreement, Registrable Securities with respect to which such request for Registration has been received will be registered by the Company and offered to the public on the same terms and subject to the same conditions applicable to the Piggyback Registration to be sold by the Company or by the other Persons selling under such Piggyback Registration. Notwithstanding the foregoing, the Company shall have the right to postpone or withdraw any Registration effected pursuant to this Section 2(a).

         (b) Priority on Piggyback Registrations. If a Piggyback Registration relates to an underwritten offering and the managing underwriter or underwriters advise the Company in writing that in its or their opinion the number of securities proposed to be sold in a Piggyback Registration exceeds the number which can be sold in such offering within a price range

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    acceptable   to  the  Company  or  the  other  Persons   exercising   demand
    registration rights, the Company will include in such Piggyback Registration the number of securities which, in the opinion of such underwriter or underwriters, can be sold within such price range, which securities shall be allocated as follows: (x) first, the securities proposed to be sold by other Persons exercising demand registration rights granted on or prior to the Closing Date, (y) second, Registrable Securities held by Holders who have made requests to be included in such Piggyback Registration (pro rata among the Holders who have requested their Registrable Securities to be included therein), together with any other securities requested to be included in such Piggyback Registration by other holders, pro rata among the Holders of Registerable Securities to be included therein and the other holders of such other securities requested to be included in such Piggyback Registration, and (z) third, the securities the Company proposes to sell.

         (c) Underwriting. If a Piggyback Registration for which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders in the notice given pursuant to
    Section 2(a), which notice shall include the name of the managing underwriter or underwriters. In such event, the right of any Holder to Piggyback Registration pursuant to this Section 2 shall be conditional upon such Holder's participation in such underwriting with respect to all of its securities included in such Piggyback Registration.

         3. Demand Registration Rights.

         (a) Right to Demand. At any time before the expiration of five years from the date of original issuance of the Registrable Securities, each Holder may make one written request and both Holders may jointly make one written request (provided in each case no Holder has registered Registrable Securities pursuant to Section 2 above within 120 days prior to such request) to the Company for registration with the Commission under and in accordance with the provisions of the Securities Act of not less than 50% of the Registrable Securities (a "Demand Registration"). Notwithstanding any thing to the contrary contained herein, the Company shall not be required to effect more than three Demand Registrations hereunder. Unless expressly agreed to by the Holders, no securities of the Company or of any other Person other than Registrable Securities shall be included in a Demand Registration.

         (b) Priority on Demand Registrations. If the managing underwriter or underwriters of a Demand Registration (or in the case of a Demand Registration not being underwritten, the

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    Holders)  advise the  Company in writing  that in its or their  opinion  the number of Registrable Securities proposed to be sold in such Demand Registration exceeds the number which can be sold in such offering, the Company will include in such Demand Registration only the number of Registrable Securities which, in the opinion of such underwriter or underwriters (or the Holders, as the case may be), can be sold in such offering on a pro rata basis.

         (c) Selection of Underwriters. If any Demand Registration is an underwritten offering, the Holders will select a managing underwriter or underwriters to administer the offering which managing underwriter or underwriters shall be of nationally recognized standing and shall be reasonably acceptable to the Company.

         4. Registration Procedures. With respect to any Registration, the Company will (subject to Section 11 below) promptly:

         (a) prepare and file with the Commission a Registration Statement (a "Registration Statement") which includes the Registrable Securities and use its best efforts to cause such Registration Statement to become effective as promptly as practicable; provided that before filing a Registration Statement or any amendments thereto of any Prospectus, the Company will furnish to one counsel selected by the Holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, draft copies of all such documents proposed to be filed at least 5 Business Days prior thereto, which documents will be subject to the reasonable review of such counsel and underwriters, and the Company will not file any Registration Statement or amendment thereto or any Prospectus to which Holders of a majority of the Registrable Securities covered by a Demand Registration, shall reasonably object (provided that nothing herein shall prevent the Company from making a timely filing of any report required to be filed by it pursuant to the Exchange Act in such form as it determines is appropriate) and will notify each Holder of the Registrable Securities of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

         (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than four months (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn, but not prior to the expiration of any applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable); cause the Prospectus to

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    be  supplemented  by  any  required   Prospectus   supplement,   and  as  so
    supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or Prospectus supplement;

         (c) furnish to any Holder holding Registrable Securities included in such Registration Statement and the underwriter or underwriters, if any, at least one signed copy of the Registration Statement and any post-effective amendment thereto, upon request, and such number of conformed copies thereof and such number of copies of the Prospectus (including each preliminary Prospectus), and any documents incorporated by reference therein, as such Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Holder (it being understood that the Company consents to the use of the Prospectus by each Holder holding Registrable Securities covered by the Registration Statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus);

         (d) notify each Holder holding Registrable Securities included in such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and make available a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) use its best efforts to cause all Registrable Securities to be listed, by the date such Registrable Securities cease to be Registrable Securities as a result of Registration or otherwise, on each securities exchange on which the Shares are then listed or proposed to be listed, if any;


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         (f) make  generally  available  to its  security  holders  an  earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which earnings statement shall cover said 12-month period; provided, however, that in the event that the first day of the Company's first fiscal quarter commencing after the effective date of the Registration Statement shall also be the first day of the Company's fiscal year, such earnings statement shall be made generally available no later than 90 days after the end of such 12-month period;

         (g) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

         (h) if requested by the managing underwriter or underwriters or any Holder holding Registrable Securities covered by the Registration Statement promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such Holder requests to be included therein with respect to the number of Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and promptly make all required filings of such Prospectus supplement or post-effective amendment;

         (i) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement, deliver a copy of such document to each Holder holding Registrable Securities covered by such Registration Statement;

         (j) on or prior to the date on which the Registration Statement is declared effective, use its best efforts to register or qualify, and cooperate with the Holders holding Registrable Securities included in such Registration Statement, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by the Registration Statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such Holder or underwriter reasonably requests in writing, to use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such Registration Statement is required to be kept effective

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    pursuant  to Section  4(b) hereof and to do any and all other acts or things necessary or advisable to permit the disposition in all such jurisdictions of the Registrable Securities covered by the applicable Registration Statement;

         (k) cooperate with the Holders holding Registrable Securities covered by the Registration Statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under the Registration Statement and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may request;

         (l) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the Selling Holders thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

         (m) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters retained by Holders participating in an underwritten public offering, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

         (n)  make  available  for  inspection  by  any  Holder  of  Registrable
    Securities included in such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its direct and indirect subsidiaries (collectively the "Records") as shall be reasonably necessary to enable them to exercise their due diligence reasonably, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement; provided, that the Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed to the Inspectors unless (x) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, however, that any

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    decision  not to disclose  information  pursuant to clause (x) shall be made after consultation with counsel for the Company, and each Holder of Registrable Securities included in such Registration Statement agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential; and

         (o) use its best efforts to obtain a cold comfort letter from the Company's independent public accountants and an opinion of outside counsel to the Company, each in customary form and covering such matters of the type customarily covered by cold comfort letters or opinions of counsel, as the case may be, as the Holders of a majority of the Registrable Securities being sold reasonably request.

         Each Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(d), will forthwith discontinue disposition of the Registrable Securities until such Holders' receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 4(d) or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give any such notice, the time period mentioned in Section 4(b) shall be extended by the number of Business Days during the period from and including the date of the giving of such notice to and including the date when each Selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 4(d) or the Advice.

         Each Holder shall furnish to the Company such information regarding the Registrable Securities held by it and the intended method of disposition thereof and other information concerning the Holder as the Company shall reasonably request and as shall be required in connection with the Registration Statement to be filed by the Company.

         5. Holdback Arrangements.

         (a) Restrictions on Public Sale by Holder of Registrable Securities. To the extent not inconsistent with applicable law, each Holder whose
    Registrable Securities are included in an underwritten Registration agrees not to effect any public

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

    sale or distribution of the securities being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 14 days prior to, and during and not exceeding 90 days after the effective date of such Registration Statement as may be reasonably requested by the managing underwriter or underwriters, except as part of such Registration Statement.

         (b) Restrictions on Public Sale by the Company. The Company agrees (x) not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities (other than any such sale or distribution of such securities in connection with any merger or consolidation involving the Company or a subsidiary thereof or the acquisition by the Company or a subsidiary thereof of the capital equity or substantially all of the assets of any other Person or with respect to any employee benefit or stock plan), during the 14 days prior to, and during such period not exceeding 90 days after the effective date of any Registration Statement except as part of such Registration Statement; and (y) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities (which securities shall be subject to the provisions of Section 2(b)) shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period described in (x) above, in each case including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provision of this
    Section 5(b) shall not prevent the conversion or exchange of any securities pursuant to their terms as in effect prior to the commencement of such period into or for other securities.

         (c) Other Registrations. If the Company has previously filed a Registration Statement with respect to Registrable Securities, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effective any other registration of any of the Shares (or securities convertible into or exchangeable or exercisable for the Shares) under the Securities Act (except on Form S-4 or S-8 or any successor forms or filed in connection with an exchange after or an offering of securities solely to the Company's existing employees or security holders), whether on its own or at the request of any holder or holders of the Shares (or securities convertible into or exchangeable or exercisable for the Shares), until a period of at least 120 days has elapsed from the effective date of such previous registration (provided that in the case of a Demand

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

    Registration such period shall commence on the date the Company is first served the notice of demand registration and shall continue until at least ninety (90) days have elapsed from the effective date of such Demand Registration).

         6. Indemnification; Contribution.

         (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each an "Indemnitee") from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon information with respect to such Indemnitee furnished in writing to the Company by such Indemnitee expressly for use therein. It is agreed that the indemnification agreement contained in this
    Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage or liability if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld. The Company also agrees to indemnify any underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 6(a).

         (b) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Selling Holder (or its officers, directors or agents) or any Person controlling any such Selling Holder in respect of which indemnity may be sought from the Company, the Company shall be permitted to assume the defense of such claim, unless in the reasonable judgment of such Indemnitee a conflict of interest may exist between such Indemnitee and the Company with respect to such claim or differing or additional defenses may be available to such Indemnitee. If defense of a claim is assumed by the Company, Indemnitees shall not be liable for any settlement of such action or proceedings effected without their prior written consent. The Company will not consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect of such claim or litigation. If the Company is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnitees as a group with respect to such claim in each jurisdiction in which a claim is brought, unless in the reasonable judgment of any Indemnitee a conflict of interest may exist between such Indemnitee and any other Indemnitee with respect to such claim or differing or additional defense may be available to such Indemnitee, in which event the Company shall be obligated to pay the fees and expenses of such additional counsel or counsels. Any Selling Holder entitled to indemnification hereunder agrees to give prompt written notice to the Company after the receipt by such Selling Holder of any written notice of the commencement of any action, suit, proceedings or investigation or threat thereof made in writing for which such Selling Holder may claim indemnification or contribution pursuant to this Agreement; provided, however, that failure to give such notice shall not limit the Indemnitee's right to indemnification or contribution hereunder unless and to the extent that the Company did not otherwise learn of such action and such failure results in the forfeiture by it of substantial rights and defenses.

         (c) Indemnification by Holders of Registrable Securities. Each Selling Holder agrees to indemnify and hold harmless the Company, and the other Selling Holders and each of their respective directors, officers and agents and each Person, if any, who controls the Company or any other Selling Holder within the meaning of either Section 15 of the Securities Act or
    Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder but only with respect to information furnished in writing by such Selling Holder with respect to such Selling Holder which contained a material misstatement of fact or omission of a material fact expressly for use in any Registration Statement or any amendment thereto or any Prospectus, or any preliminary Prospectus relating to the Registrable Securities. In case any action or proceeding shall be brought against the Company, any other Selling Holder or any of their respective directors, officers or agents, or any such controlling Person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company, each other Selling Holder or each of their respective directors, officers, or agents or such controlling Person shall have the rights and duties given to such Selling Holder, by Section 6(b).

         (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to the Company, the Selling Holders or the underwriters in respect to any losses, claims, damages, liabilities or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments in such proportion as is appropriate to reflect the relative fault of the indemnifying parties and indemnified parties in connection with such statements or omissions which resulted in the losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the
    omission  of  alleged   omissions  to  state  a  material  fact  relates  to
    information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitation set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities
    Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations. For the purposes of this Section 6(d), each director of the Company, each officer who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

         7. Participation in Underwritten Registrations. No Holder may participate in any underwritten Registration hereunder (which shall be conducted in accordance with the provisions of Section 2(b) or 3) unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements (approved by the applicable Holders as provided herein) and (ii) completes and executes all questionnaires, powers of attorneys, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

         8. Rule 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holders, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), that it will take such further action as the Holders may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended form time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with the requirements of this Section 8.

         9. Other Registration Rights. Except for registration rights granted to other Persons on or prior to the Closing Date, the Company will not grant any Person any demand or piggyback registration rights with respect to the Shares (or securities convertible into or exchangeable or exercisable for Shares) other than registration rights ("new rights") that (i) would not be inconsistent with the terms of this Section 9 and (ii) do not provide that the Holders have a piggyback right upon the exercise of such new rights and shall be included in the registration statement and on an equal basis with the securities being registered pursuant to the exercise of the new rights.

         10. Registration Expenses. The Registration Expenses related to any Demand Registration or Piggyback Registration shall be borne solely by the Company.

         11. Stand-Off and Special Audit.

         (a) Stand-Off. If at the time of any request for a Demand Registration pursuant to Section 3, the Company (i) is engaged or has fixed plans to engage, within 30 days of the time of the request, in a registered public offering as to which the Holders may, pursuant to Section 2, include all Registrable Securities proposed to be sold by them, and which in fact becomes effective within 90 days after the request, or (ii) is engaged in any other activity which, in the good faith determination of the Company's board of directors, would be adversely affected by the Demand Registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not to exceed six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be.

         (b) Provisions for Special Audit.  In the event that a special audit of
    the  Company's   financial   statements   would  be  required  to  effect  a
    Registration pursuant to Section 3, the

    Company shall promptly notify the Holders requesting Registration that a special audit is required. In such event, the Holders who initiated the Demand Registration shall have the right to either (i) withdraw such request for Registration, in which case the request shall not count as a Demand Registration to which the Holders are entitled under this Agreement or
    (ii) pay the expenses of conducting the special audit.

         12. Public Trading Market. Until the earlier of (a) three years after the date hereof or (b) the date on which there are no Registrable Securities, the Company shall use its best efforts to maintain a public trading market for its Shares.

         13. Restriction on Resale. Unless otherwise agreed by the Company, until the earlier of (a) three years after the date hereof or (b) the date on which there are no Registrable Securities, the Holders will not resell the Registrable Securities without registration under the Securities Act, compliance with Rule 144, or an opinion of counsel for such holder, addressed to the Company, to the effect that no such registration is required.

         14. Miscellaneous.

         (a) Amendments and Waivers. This Agreement may not be amended without the written consent of the parties hereto.

         (b) Successors and Assigns. The Holder shall not assign any of its rights or obligations under this Agreement except to (i) an Affiliate (as such term is defined in Section 1.01 of the Credit Agreement) of the Holder or (ii) anyone who purchases at least 40,000 of the Registrable Securities from the Holder prior to the filing of a Registration Statement pursuant to
    Section 2 or 3 hereof. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Agreement.

         (c)  Notices.  All  notices  and  other  communications   provided  for
    hereunder shall be given and shall be effective as provided in the Credit Agreement.

         (d) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise effect the meaning of terms contained herein.

         (e) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         (g) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

         (h) Remedies. The Company acknowledges that monetary damages will not be adequate compensation for any loss incurred by reason of a breach by it of the provisions hereof and agrees, to the fullest extent permitted by law, to waive the defense of adequacy of legal remedies in any action for specific performance hereof.

         (i) Merger, etc. If, directly or indirectly, (i) the Company shall merge with and into, or consolidate with, any other Person, (ii) any Person shall merge with and into, or consolidate with, the Company and the Company shall be the surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Registrable Securities shall be changed into or exchanged for stock or other securities of any other Person, then, in each such case, proper provision shall be made so that such Person shall be bound by the provisions of this Agreement and the term "Company" shall thereafter be deemed to refer to such Person.

         (j) Other Agreements. The Company shall not enter into any agreement inconsistent with any of the provisions hereof.

         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.


                                             NAI TECHNOLOGIES, INC.


                                             By      Richard A. Schneider
                                               ---------------------------------

                                             Title   Executive Vice President
                                                  ------------------------------

                                             THE BANK OF NEW YORK


                                             By          J. B. Lifton
                                               ---------------------------------

                                             Title       Vice President
                                                  ------------------------------


                                             CHEMICAL BANK


                                             By        Kathryn A. Duncan
                                               ---------------------------------

                                             Title     Vice President
                                                  ------------------------------



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